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                                                                    Exhibit 99.3


                                                [ARTHUR ANDERSEN LLP LETTERHEAD]


June 24, 2002


Mr. Michael R. Peckham
Vice President, Finance and
Chief Financial Officer
NetManage, Inc.
10725 North De Anza Boulevard
Cupertino, CA 95014


Dear Mr. Peckham:

This is to confirm that the client-auditor relationship between NetManage, Inc. (Commission File Number 0-22158) and Arthur Andersen LLP has ceased.


Very truly yours,

/s/ Arthur Andersen LLP
Arthur Andersen LLP


cc:  Chief Accountant
     Securities and Exchange Commission